UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

March 9, 2012

Date of Report (date of earliest event reported)

Standard Parking Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50796	16-1171179

(Commission File Number)	(IRS Employer Identification No.)

900 N. Michigan Avenue, Suite 1600

Chicago, Illinois 60611

(Address of Principal Executive Offices) (Zip Code)

(312) 274-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Commencing on March 9, 2012, Standard Parking Corporation is making available a webcast replay of its quarterly earnings conference call held on March 8, 2012 with respect to its fourth quarter and full year 2011 results. A copy of the transcript of the quarterly earnings conference call is attached to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

99.1	Transcript of Quarterly Earnings Conference Call held by Standard Parking Corporation on March 8, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Standard Parking Corporation

Date: March 9, 2012	/s/ G. MARC BAUMANN
G. Marc Baumann
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of Quarterly Earnings Conference Call held by Standard Parking Corporation on March 8, 2012